UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2005

CELSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland 21046-1705

(Address of principal executive offices) (Zip Code)

(410) 290-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On August 12, 2005, the Board of Directors of Celsion Corporation (the “Company”) appointed Lawrence S. Olanoff, M.D., Ph.D. as a member of the Board of Directors of the Company. Dr. Olanoff joined Celsion as Chief Executive Officer and President on July 29, 2005. Dr. Olanoff was appointed as a member of the Board of Directors in connection with his appointment as CEO and President, as contemplated in the Employment Agreement, dated as of July 29, 2005, between Dr. Olanoff and the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Celsion Corporation

Date: August 15, 2005	By:	/s/ Anthony P. Deasey
Anthony P. Deasey
Chief Financial Officer